                                                                   Exhibit 10.11


                          MANAGEMENT SERVICES AGREEMENT

            This MANAGEMENT SERVICES AGREEMENT (this "AGREEMENT") is dated as of this day of November 29, 2001, effective as of February 29, 2000 by and between PEARSON PLC, a company organized under the laws of England and Wales ("PEARSON"), and INTERACTIVE DATA CORPORATION, a Delaware corporation ("INTERACTIVE").

                              W I T N E S S E T H :

            WHEREAS, Interactive desires to obtain for itself and/or its subsidiaries certain services from Pearson and its subsidiaries, and Pearson desires to obtain for itself and/or its subsidiaries certain services from Interactive and its subsidiaries, in each case in accordance with the terms and subject to the conditions of this Agreement; and

            WHEREAS, Interactive is a public company whose majority shareholder is Pearson.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    DEFINITIONS.

      1.1   COMMINGLED INVOICE shall have the meaning ascribed in Section 4.3.

      1.2   COMMINGLED INVOICE STATEMENT shall have the meaning ascribed in
            Section 4.3.

      1.3 CONFIDENTIAL INFORMATION shall have the meaning ascribed in Section 12.1.

      1.4   CONSULTING SERVICES shall have the meaning ascribed in Section 2.3.

      1.5   FEE and FEES shall have the meaning ascribed in Section 4.1.

      1.6   INITIAL TERM shall have the meaning ascribed in Section 7.1.

      1.7   INVENTORY shall have the meaning ascribed in Section 6.

      1.8   PERIOD shall have the meaning ascribed in Section 2.1.

      1.9   POSSESSING PARTY shall have the meaning ascribed in Section 6.

      1.10  PROVIDER shall have the meaning ascribed in Section 2.1.

      1.11  PROVIDING PARTY shall have the meaning ascribed in Section 12.2.

      1.12  RECEIVING PARTY shall have the meaning ascribed in Section 12.2.

      1.13  RECIPIENT shall have the meaning ascribed in Section 2.1.

      1.14  REPRESENTATIVES shall have the meaning ascribed in Section 12.1.

      1.15  SCHEDULE and SCHEDULES shall have the meaning ascribed in Section
            2.1.

      1.16  SERVICE and SERVICES shall have the meaning ascribed in Section 2.1.

      1.17  SOFTWARE PROVIDERS shall have the meaning ascribed in Section 5.

      1.18  THIRD-PARTY SOFTWARE shall have the meaning ascribed in Section 5.

2.    SERVICES.

      2.1 PROVISION OF SERVICES. Subject to the terms and conditions of this Agreement, each of the services (each, a "SERVICE" and, collectively, the "SERVICES") described in the Schedules to this Agreement (the "Schedules") shall be provided by the party or parties designated as the "PROVIDER" to the party or parties designated as the "RECIPIENT" in the respective Schedule during the period ("PERIOD") specified in such Schedule.

      2.2 ADDITIONAL AND MODIFIED SERVICES. Additional or modified Services may be provided pursuant to this Agreement upon the mutual consent of the parties. In the case of additional Services, the parties shall append to this Agreement a new Schedule setting forth the terms of such additional Services. In the case of modified Services, the parties shall append to this Agreement in lieu of the relevant Schedule a revised Schedule setting forth the terms of the modified Services.

      2.3 BUSINESS STRATEGY AND BUDGET CONSULTATION. In addition to the Services described in the Schedules, Pearson shall also provide to Interactive, upon Interactive's request from time to time therefor, consulting services in respect of budgeting and other financial planning matters and in respect of corporate development and strategic planning matters, including the evaluation of potential transactions such as acquisitions, divestitures, joint ventures, investments in other commercial entities and business financings (the "CONSULTING SERVICES"). The Consulting Services shall be provided by Pearson without monetary charge, provided, however, that Interactive shall be responsible for reasonable out-of-pocket expenses incurred by Pearson in such regard. In consideration of Pearson's willingness to provide the Consulting Services without charge, Interactive shall provide to Pearson such information and such access to Interactive representatives as Pearson shall reasonably request to enable Pearson to provide the Consulting Services and to allow Pearson to incorporate appropriate information with respect to Interactive in Pearson's planning and management processes.

3.    PERFORMANCE STANDARDS.

      3.1 STANDARD OF PERFORMANCE. The respective Provider of each Service shall use commercially reasonable efforts to provide, or cause to be provided (including through one or more of its affiliates), such Service in a businesslike manner consistent with applicable industry norms and/or practices. Notwithstanding anything in this Agreement to the contrary, no Provider shall be responsible or liable for its failure to perform under this Agreement due to any event beyond the reasonable control of such Provider including labor strikes, acts of war or terrorism or acts of God or the refusal by any third party vendor (despite reasonable efforts by such Provider) to supply any goods or services to or for the benefit of any recipient of Services hereunder.

      3.2 COMPLIANCE WITH REQUIREMENTS. For any Services that may be provided from time to time hereunder from a third party to a Provider for the benefit in whole or in part of a Recipient, the Recipient (i) will not take or omit any action which would cause the Provider to be in breach of the requirements of such third party, (ii) and agrees to be bound by those provisions of any agreement between such third party provider and the Provider that are applicable to Recipient's use of such Service(s). The Recipient will comply with all rules and policies set forth by the Provider with respect to such third party arrangements.

4.    FEES.

      4.1 FEES. The fee for each Service (each, a "FEE", collectively the "FEES") to be provided during the Period are set forth or described in the corresponding Schedule. Each Fee has been calculated to include the fully allocated direct and indirect costs of providing such Service exclusive of use or other similar taxes that may be applicable. Except as specifically provided herein or in the Schedules, a Recipient will not be responsible for any additional fees, charges, costs, or expenses relating to any Service provided to it hereunder, exclusive of use or other similar taxes that may be applicable, unless such additional fees, charges, costs, or expenses are a direct result of the Recipient's unassented to deviation from the requirements regarding any such Service(s).

      4.2 MONTHLY STATEMENTS. Each Provider shall submit to the respective Recipient on a monthly basis (in arrears) statements of account setting out the Services provided by reference to the relevant Schedule(s) and the Fees payable therefor. The Recipient shall pay the undisputed portion of any invoiced amount by wire transfer within 30 days after the Recipient's receipt of a monthly statement and shall promptly notify the Provider as to any dispute regarding such statement.

      4.3 THIRD-PARTY INVOICES. The respective Provider of a Service may cause any third party to which amounts are payable by or for the account of the Recipient of such Service to issue a separate invoice for such amounts. A Recipient shall pay or cause to be paid any such separate third-party invoices directly in accordance with the payment terms thereof. Any third-party invoices that aggregate Services for the benefit of a Recipient with Services not for the benefit of that Recipient (each, a "COMMINGLED INVOICE") shall be separated by the Provider. The Provider shall prepare a statement indicating that portion of the invoiced amount on such Commingled Invoice which is attributable to Services rendered for the benefit of the Recipient (the "COMMINGLED INVOICE STATEMENT"). The Provider shall deliver such Commingled Invoice Statement and a copy of the Commingled Invoice to the Recipient. The Recipient shall, within 30 days after delivery of such Commingled Invoice Statement, pay or cause to be paid the undisputed portion of any amount set forth on a Commingled Invoice Statement directly to the third-party service provider and shall promptly notify the Provider as to any dispute regarding such Commingled Invoice Statement.

      4.4 RIGHT OF OFFSET. Each party may offset Fees owing to it by the other, but not to third parties, against Fees currently owed by it to the other party.

      5. SOFTWARE. Each party shall use commercially reasonable efforts to obtain from the providers (the "SOFTWARE PROVIDERS") of any software ("THIRD-PARTY SOFTWARE") to be used by the Provider of any Service under this Agreement such Software Providers' consent and, where necessary, new licenses or similar agreements, so that the Third-Party Software can be used by such Provider to perform Services during the Period. The Recipient shall pay for any charges associated therewith. A Recipient shall own any such additional Third-Party Software or license that is used to provide Services to it to the extent that such Software or license is reasonably separable from software or licenses owned by the Provider.

      6. INVENTORY. Each party hereto (each, a "POSSESSING PARTY") shall, from time to time and at its sole expense, do and perform any and all acts and execute any and all documents as may reasonably be requested by the other party in order to protect the requesting party's right, title, and interest to or in any inventory or other assets (collectively, the "INVENTORY") located in or on the Possessing Party's facilities or premises against all other persons or to enable the requesting party to exercise or enforce its ownership right. Each Possessing Party acknowledges that it does not have any ownership or security interest in any Inventory of the other party that may be located in its facilities or on its premises. Each party shall have the right to do all such acts and things reasonably necessary to protect its interests in its Inventory.

7.    TERM AND TERMINATION.

      7.1 INITIAL TERM. Subject to the provisions of Sections 7.2 and 7.3 below, the initial term ("INITIAL TERM") of this Agreement shall be for a period of 22 months commencing on the date hereof and running through December 31, 2001.

      7.2 RENEWAL TERMS. At the conclusion of the Initial Term, unless notice of termination has previously been duly given pursuant to Section 7.4, this Agreement shall automatically be annually renewed for successive one-year terms. Prior to the end of any given term, the parties shall initiate discussions concerning any modifications to the Services or the Fees for the immediately upcoming renewal term. Agreed modifications shall be reflected in appropriately revised Schedules.

      7.3 TERMINATION OF SPECIFIC SERVICES. Either party may terminate this Agreement with respect to a specific Service upon that number of days prior written notice to the other party as is set forth on the respective Schedule for such Service, with a copy at the same time to the individual designated as the "Primary Contact" for such party in such Schedule. Any noticed termination of a Service pursuant to this Section 7.3 shall become effective at the end of the specified notice period.

      7.4   TERMINATION OF AGREEMENT.

            (a) Either party may, at its option, immediately terminate this entire Agreement if the other party is in material breach of any of its obligations under this Agreement and such breach is not cured within 30 days after receipt by the breaching party of written notice of such breach from the non-breaching party.

            (b) The Agreement shall terminate in its entirety at such time as all Services then extant have terminated in accordance with the terms of this Agreement.

      7.5 OBLIGATIONS UPON TERMINATION. Upon termination of either this Agreement or any Service provided hereunder, the Provider of the relevant Service(s) shall deliver to the respective Recipient at such Recipient's expense all books, records and reports (whether print or electronic) used or prepared in connection with such Service(s). A Recipient shall not make any copies, and shall have no right to receive copies of, any Third-Party Software or proprietary software of the Provider or any of its affiliates used in connection with any Service except for any software purchased or licensed by the recipient as provided in Section 5. Within 30 days after termination of this Agreement or any Service provided hereunder, each pertinent Recipient shall deliver to each pertinent Provider all such software and any copies thereof in the possession or control of the Recipient or any of its affiliates except for any Third-Party Software purchased or licensed by such Recipient. Any hardware or other physical assets acquired during the term of this Agreement in order to provide any Service shall be owned and retained by the entity which paid therefor.

8.    GOOD FAITH DEALINGS.

      8.1 COOPERATION. The parties will cooperate fully and in good faith with one another in connection with the Services provided under this Agreement; PROVIDED, HOWEVER, that nothing in this Agreement shall require any Provider to incur any unreimbursed out-of-pocket cost in connection with rendering its cooperation to any Recipient as hereby contemplated.

      8.2   ACCESS.

            (a) The respective Recipient of each Service shall permit the Provider and its employees and agents access during regular business hours (or otherwise upon reasonable prior notice) to such data, personnel designated by the Recipient as involved in receiving or overseeing the Service, and records as reasonably requested by the Provider to facilitate the Provider's performance of this Agreement. The respective Provider of each Service shall permit the Recipient and its employees and agents access during regular business hours (or otherwise upon reasonable prior notice) to individuals responsible for the Service and shall provide the Recipient with such data and records as the Recipient may reasonably request for the purposes of allowing the Recipient to exercise general oversight and to monitor the performance of the Service.

            (b) The respective parties to a Service, together with their employees and agents, shall have the right to audit and examine, upon reasonable prior notice, those books, records and operations relating to an applicable Service including without limitation the associated Fees. All such audits shall be conducted during normal business hours and at the requesting party's sole expense unless the audit reveals a material variance regarding either usage or Fees.

      8.3 CLAIMS. Each party shall make available any of its employees whose assistance, testimony or presence is necessary to assist the other party in evaluating or defending any third-party claims, including the presence of such persons as witnesses in hearings or trials for such purpose; PROVIDED that the party requiring such assistance shall reimburse the party providing such assistance and/or the employee for any direct out-of-pocket costs in connection with such employee's assistance, testimony or presence, promptly following receipt of appropriate documentation of such out-of-pocket costs.

      8.4 THIRD-PARTY CONSENTS. The parties shall cooperate in obtaining any third-party consents or amendments necessary for the performance of each of the Services hereunder including, without limitation, any required consent or amendment under any software license or real property lease. The costs and expenses of obtaining any such consents or amendments shall be borne by the Recipient of the relevant Service. In the event that the parties are unable to obtain any required consent or amendment, they shall negotiate in good faith reasonable modifications of the Service such that such consents or amendments are not required.

9. DISPUTE RESOLUTION. In the event that any dispute arises under this Agreement, the parties shall first negotiate in good faith to resolve such dispute. Either party may at any time deliver a notice to the other party that it wishes to refer a dispute to a senior executive of each party. Following receipt of such notice, each party shall designate one of its senior executives to negotiate in good faith to resolve such dispute within ten days (or such longer period of time as such officers may agree to in writing). If at the end of such ten-day (or longer if properly extended) period the designated officers have not fully resolved the dispute to their mutual satisfaction, such officers shall within ten days appoint an impartial individual satisfactory to both parties to mediate the dispute and shall share equally the costs of such mediation. If the parties are unable to agree on a mediator or, within twenty days following the appointment of a mediator, have not fully resolved the dispute to their mutual satisfaction, then the dispute shall be resolved exclusively by non-appealable binding arbitration, which may be commenced by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the

Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in NEW YORK, NEW YORK and the arbitrator shall have the right to award actual damages and reasonable attorneys' fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party. Any award resulting from such proceeding or settlement in connection therewith (i) shall be held in strict confidence by the parties hereto, unless the disclosure of such award or settlement is required by law including pursuant to court order, and (ii) may be enforced by any court of competent jurisdiction, subject to the provisions of Section 14.7.

10. INDEMNIFICATION. Each party (an "Indemnitor") hereby covenants and agrees to defend, indemnify and hold the other party and all of its past, present and future officers, directors, shareholders, subsidiaries, affiliates, employees, agents, representatives and third party suppliers (collectively, the "Indemnitees") harmless from and against any and all claims, damages, liabilities, costs, losses and expenses (including, without limitation, all judgments, costs and reasonable attorneys' fees and amounts paid in settlement or compromise of any litigation) of any kind or nature whatsoever which may be sustained or suffered by any of the Indemnitees which, directly or indirectly, may be based upon, result from, relate to or arise out of any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Indemnitor contained in this Agreement.

11. LIMITATION OF LIABILITY. Notwithstanding anything contained herein to the contrary, neither party shall have any liability to the other party hereunder for any loss of profits or special, consequential, multiple, or exemplary damages even if such party shall be apprised of the possibility of such damages.

12.   CONFIDENTIALITY; DATA.

      12.1 CONFIDENTIALITY. Each party's materials, data and information concerning such party's business, operations or results (including, without limitation, any configuration files or indices and any such information learned during an audit) provided to the other party or generated in connection with the Services (the "CONFIDENTIAL INFORMATION") are the proprietary trade secrets and confidential information of such party, and neither party shall possess any interest, title, lien or right in any Confidential Information of the other party. Neither party shall disclose the Confidential Information of the other party to any third party without the express prior written consent of the other party, and each party shall be responsible for any breaches of this Section 12 by its directors, officers, employees, representatives (including financial advisors, attorneys and accountants) and agents (collectively, the "REPRESENTATIVES").

      12.2 EXCLUSIONS. The term "Confidential Information" shall not include information which (a) is or becomes publicly available other than as a result of a disclosure by the party receiving the Confidential Information or its Representatives (the "RECEIVING PARTY"), (b) is or becomes available to the Receiving Party on a nonconfidential basis from a source (other than the party providing, directly or indirectly, its Confidential Information (the "PROVIDING PARTY") or its Representatives) which, to the best of the Receiving Party's knowledge after due inquiry, is not prohibited from disclosing such information to it by any legal, contractual or fiduciary obligation to the Providing Party, or (c) is independently developed by the Receiving Party without making any use of Confidential Information.

      12.3 RETURN OF CONFIDENTIAL INFORMATION. Upon the earlier to occur of (a) termination of this Agreement or (b) the request of a Providing Party, a Receiving Party shall promptly return, or cause to be returned, all or any requested portion of Confidential Information and shall destroy, or cause to be destroyed, all copies (including accessible electronic versions) of any compilations, analyses, studies or other documents prepared by the Receiving Party or its Representatives containing or reflecting any such Confidential Information.

      12.4 DISCLOSURE. Notwithstanding the other provisions of this Section 12, either party may disclose any Confidential Information of the other party to the minimum extent required by applicable law, regulation, or legal process; PROVIDED, HOWEVER, that a Receiving Party that is required by applicable law, regulation, or legal process to disclose any Confidential Information shall provide the Providing Party with prompt written notice of such requirement prior to any disclosure to enable the Providing Party to seek an appropriate protective order or other remedy or to take steps to resist or narrow the scope of any disclosure.

13. NO LICENSE. Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise any license of any intellectual property owned or controlled by a party hereto.

14.   GENERAL.

      14.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by reputable overnight courier service, by facsimile (followed by delivery of a copy via reputable overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 14.1):

            If to Pearson:

                  Pearson plc
                  80 Strand
                  London W1X 1LE
                  England
                  Attention: Finance Director
                  Telecopier: +44 20 7010 6060

            If to Interactive:

                  Interactive Data Corporation
                  22 Crosby Drive
                  Bedford, MA 01730 U.S.A.
                  Attention: Chief Financial Officer
                  Telecopier: (781) 687-8005

            with a copy as well to each of Pearson's and Interactive's General Counsel, sent to the same addresses and telecopier numbers.

      14.2 PUBLIC ANNOUNCEMENTS AND DISCLOSURES. Except as may be required by law or stock exchange rules, neither party shall make any public announcements or disclosures in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the consent of the other party (such consent not to be unreasonably withheld). The parties shall cooperate as to the timing and contents of any public announcements.

      14.3 SEVERABILITY. If any portion or provision of this Agreement is found or determined to be invalid, illegal, or contrary to public policy, the remainder of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to either party. In addition, the parties shall thereupon negotiate in good faith to modify this Agreement so as to effectuate their original intent as closely as possible in a mutually acceptable manner.

      14.4 ENTIRE AGREEMENT. This Agreement constitutes the parties' entire agreement with respect to the subject matter hereof and supersedes all such prior agreements and undertakings, whether written or oral.

      14.5 ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by either party without the other party's prior written consent. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

      14.6 RELATIONSHIP OF THE PARTIES. The parties hereto are independent contractors and neither party is an employee, partner or joint venturer of the other. Under no circumstances shall any of the employees of a party hereto be deemed to be employees of the other party for any purpose. Neither party shall have the right to bind the other party to any agreement with a third party nor to represent itself as a partner or joint venturer of the other party.

      14.7 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to its choice of law rules).

      14.8 AMENDMENT. This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto.

      14.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

      14.10 NO PRESUMPTION. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

      14.11 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.12 RECOVERY OF LITIGATION EXPENSES. The prevailing party in any suit, action, or proceeding arising out of or related to this Agreement shall be entitled to recover all of its costs and expenses incurred therein, including, without limitation, reasonable fees and expenses of counsel, auditors and other consultants.

      14.13 The provisions of Sections 3.2, 4, 5, 6, 7.5, 8, 9, 10, 11, 12, 13,
14.2, 14.7 and this Section 14.13 as well as the obligations under any Schedules corresponding to such Sections, shall survive any termination of a specific Service and any termination of this Agreement.

                            [Signature page follows.]

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                                          PEARSON PLC

                                          By: /s/ Gary Rinck
                                             -----------------------------------
                                          Name: Gary Rinck
                                          Title: General Counsel


                                          INTERACTIVE DATA CORPORATION

                                          By: /s/ Steven G. Crane
                                             -----------------------------------
                                          Name: Steven G. Crane
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                          MANAGEMENT SERVICES AGREEMENT

                                    SCHEDULES

1. Accounts Payable and Payments Services

2. AFX Services

3. Backup Site Services

4. Cash Management Services

5. Commercial and Legal Services - Data Licenses

6. Computer and Accounting System Support Services

7. Continued Participation in the Pearson, Inc. Pension Plan

8. Continued Participation in the Pearson, Inc. Savings and Investment Plan

9. Continued Participation in the Pearson, Inc. Share Bonus Plan

10. Continued Participation in the Pearson, Inc. Excess Savings and Investment Plan

11. Continued Participation in the Pearson, Inc. Pension Equity Plan

12. Continued Participation in Certain Welfare Benefit Plans Sponsored by Pearson Inc.

13. Continued Participation in the Pearson plc Worldwide Save for Shares Plan

14. Continued Participation in the Pearson Profit Sharing Plan

15. Continued Participation in Certain U.K. Employee Benefit Schemes

16. Data Services

17. Financial Accounting Services

18. General Administrative Services

19. Insurance Coverage Services

20. InteractiveData.com Services

21. Miscellaneous Internet Services

22. Payroll Services

23. Production Information Technology Services - FTEP

24. Production Information Technology Services - FT Newspaper

25. Production Information Technology Services - FT Personal Finance

26. Purchasing Services

27. Resources and Support Services

28. Sales Administration Services

29. Sales Ledger and Credit Control Services

30. SVS Services

31. Tax Services

32. Trademark Administration Services

33. Database Services

                                   SCHEDULE 1

                     ACCOUNTS PAYABLE AND PAYMENTS SERVICES

Service Provider:       Financial Times Group Limited (UK) ("FT")

Service Recipient:      FT Interactive Data (Europe) Limited ("FT Interactive
                        (Europe)")

Service Description:   FT will provide FT Interactive (Europe) with the
                       following accounts payable and payments services:

                         1.  Payment Processing

                             (a)  Process all properly approved payments

                                  (i) Process all properly approved payments, refunds, credit notes and other related documentation

                                  (ii)  Exception is outstanding credit notes
                                        where there are insufficient funds in
                                        the creditor's account to clear the
                                        credit, in which case a refund will be
                                        sought from the supplier

                             (b) Process supplier VAT information on the ledger and maintain back-up information in accordance with Customs & Excise requirements for VAT reclaim

                                  (i)   Ensure that VAT information for each
                                        invoice is processed correctly

                                  (ii)  File original invoices supplied as
                                        support for VAT reclaim and make
                                        available to Customs & Excise upon
                                        request

                                  (iii) Where a payment is made from a
                                        non-original invoice and a supplier
                                        certified invoice copy has not been
                                        obtained, the gross amount (cost plus
                                        VAT) will be charged to the appropriate
                                        expense account and relevant cost centre

                             (c) Discharge all urgent payment requests in a timely manner

                                  (i)   Initiate all actual URGENT payment
                                        requests on day of receipt and discharge payment within 24 hours

                                  (ii)  A payment that has become overdue
                                        because invoices have been overlooked
                                        and not forwarded to FT will not be
                                        considered urgent

                             (d) Process all invoices in the period up to first post on last day before month-end close

                                  (i)   Invoices received by the first post on
                                        the last day
                                        of the month will be processed for
                                        payment in that month

                                  (ii) The ability to achieve this measure will depend upon the workflow received from FT Interactive Europe; if 80% of invoices are received in the last days of the period, it will not be possible to process all of them

                             (e) Settle all invoices from the correct company bank account

                             (f) Conduct monthly review to ensure that credit notes are followed up and refunds received

                             2.   Complete monthly supplier statement
                                  reconciliations for nominated accounts on a monthly basis and distribute to FT Interactive Europe finance personnel

                             3.   Queries

                             (a) Answer supplier queries promptly, preferably within 24 hours

                             (b)  Coordinate supplier queries with FT
                                  Interactive Europe managers; notify FT
                                  Interactive Europe within 24 hours if a
                                  supplier query requires clarification by authorizing manager or will impact upon the timely payment of an invoice

Primary Contacts:      Director, Group Accounting Services, Financial Times
                       Group Limited (UK) Number One Southwark Bridge, London,
                       SE1 9HL, England

                       European Finance Director, FT Interactive Data (Europe) Limited, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL, England

Fees:                  (pound)75,800 for 2000,(pound)76,000 for 2001

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 2

                                  AFX SERVICES

Service Providers:     FT Interactive Data (Europe) Limited and FT Interactive
                       Data Corporation (together, "FT Interactive Group")

Service Recipient:     Financial Times Group Limited (UK) ("FT")

Service Description:   FT Interactive Group will provide the following services
                       to FT:

                         1. Make available to FT the "additional intra-day price collection" service

                         2. Make available to FT access to the NewsEDGE software

                         3. Make available to FT the RNS news feed made available to FT Interactive (Europe) by the London Stock Exchange

                         4. Make available to FT for provision to AFX News Limited ("AFX") the space currently occupied by AFX at Castle House, 37-45 (odd) Paul Street, London, EC2A 4DL, England

                         5.  Miscellaneous Services

                             (a) Provide LAN and WAN connections for email, web browsing and electronic file transfers

                             (b)  Host and manage AFX domain names on FT
                                  Interactive Group's Domain Name Server

                             (c)  Provide access to a server at FT
                                  Interactive/Waltham

                             (d)  Provide PSHD Production Services

                             (e) Accommodate, check and routinely back-up all AFX racks and servers in FT Interactive Group's Data Centre

Primary Contacts:      Production Director, FT Interactive Data (Europe)
                       Limited, Fitzroy House, 13-17 Epworth Street, London,
                       EC2A 4DL, England

                       Director, LAN/WAN, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

                       Financial Controller, Financial Times Group Limited (UK), Number One Southwark Bridge, London, SE1 9HL, England

Fees: Additional intra-day price collection service:(pound)4000 per month, pro-rated for portions thereof

                       Other services: (pound)17,500 from July to September,
                       2000

Service Period:        February 29, 2000 - June 30, 2000 for the additional
                       intra-day price collection service

                       For other services, until the earlier of (a) June 30, 2000 and (b) such time as AFX vacates the premises at Castle House, 37-45 (odd) Paul Street, London, EC2A 4DL, England

Notice Period for      10 days for the additional intra-day price collection
Termination:           service; 30 days for other services

                                   SCHEDULE 3

                              BACKUP SITE SERVICES

Service Provider:      Pearson, Inc. ("Pearson")

Service Recipient:     FT Interactive Data Corporation ("FT Interactive")

Service Description:   Pearson will provide FT Interactive with a backup
                       worksite at its 1330 Avenue of the Americas headquarters in the event that FT Interactive employees are unable to work at or required to leave the 100 William Street facility due to unforeseen circumstances such as a loss of power. At the worksite, there is capacity for approximately 20 evaluators to plug laptops into a LAN and to continue normal operations.

Primary Contacts:      Vice President, Group Property and Administration,
                       Pearson, Inc., 1330 Avenue of the Americas, New York, NY,
                       10019, U.S.A.

                       Director, Network Systems, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: $25,000 initial set up fees, ongoing charges will include all direct charges incurred by Pearson, Inc., and a reasonable charge for the time of Pearson employees expended in performing the services

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      One year
Termination:

                                   SCHEDULE 4

                            CASH MANAGEMENT SERVICES


Service Provider:      Pearson, Inc. ("Pearson")

Service Recipients:    FT Interactive Data Corporation ("FT Interactive") and
                       Interactive Data Corporation ("Interactive")

Service Description:   Pearson will provide cash management services to FT
                       Interactive and Interactive, including:

                         1. Monitor account balances in the US, UK, Japan, Australia, Canada, Singapore and Hong Kong

                         2. Invest, within guidelines, excess funds in the UK and Asia/Pacific in short-term investment accounts with Pearson-approved banks or other institutions as directed by the responsible officers of FT Interactive and Interactive

                         3. Invest, within guidelines, excess US dollars in short-term investment accounts with Bank of America or other institutions as directed by the responsible officers of FT Interactive and Interactive

                         4. Fund FT Interactive and Interactive US dollar accounts in the US from short-term investment accounts within target ranges for specific accounts

                         5.  Fund accounts outside the US as appropriate

                         6. Repatriate excess funds in foreign locations as appropriate

                         7.  Provide various activity reports to US management

                         8.  Execute foreign exchange transactions as required

                         9. Work with FT Interactive and Interactive management to create and negotiate banking documentation covering cash management services and/or overdraft, credit and credit support (e.g., letter of credit) facilities

                         10. Assist management in setting target funding levels
                             for accounts within the banking system

Primary Contacts:      Vice President of Finance, Pearson, Inc., 1330 Avenue of
                       the Americas, New York, NY, 10019

                       Senior Vice President - Finance and Administration, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

                       Senior Vice President - Finance and Administration, Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees:                    1.  Set-Up Fee: $5,000

                         2.  Monthly Fee: $1,500 per month for normal services

                         3.  Direct Fees: FT Interactive and Interactive will:

                             (a)  Pay directly or reimburse Pearson for
                                  transaction fees charged by banks

                             (b) Reimburse Pearson for petty cash checks drawn on Pearson's Chase Manhattan Bank account

                             (c) Pay any fees associated with establishing communications and/or software links with FT Interactive and Interactive banks

                             (d) Pay reasonable legal and professional fees as required by law to implement treasury structure

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      90 days
Termination:

                                   SCHEDULE 5

                  COMMERCIAL AND LEGAL SERVICES - DATA LICENSES


Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     Financial Times Group Limited (UK) ("FT")

Service Description:   FT Interactive (Europe) will provide FT with commercial
                       and legal services relating to the acquisition of data licenses for FT.com, FTYourMoney.com and
                       FTMarketwatch.com.

Primary Contacts:      Company Secretary, FT Interactive Data (Europe) Limited,
                       Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL,
                       England

                       Company Secretary, Financial Times Group Limited (UK), Number One Southwark Bridge, London, SE1 9HL, England

Fees:                  (pound)13,000

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      90 days
Termination:

                                   SCHEDULE 6

                 COMPUTER AND ACCOUNTING SYSTEM SUPPORT SERVICES


Service Provider:      Financial Times Group Limited (UK) ("FT")

Service Recipient:     FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Description:   FT will provide FT Interactive (Europe) with the
                       following computer and accounting system support services:

                         1. Provide support of SUN Accounts, Hyperion and Dbase systems

                         2.  Provide helpdesk facilities via telephone or email

                         3. Provide upgrades to existing software and implement new software

                         4.  Perform all system repairs and maintenance

                         5.  Perform ad hoc systems-related project work

                         6.  Advise, design and implement new working practices

                         7. Provide support for the Unix hardware and the communications for FT Interactive (Europe) to access the SUN server

                         8.  Provide backup for DoL production

Primary Contacts:      Director of Group Accounting Services, Financial Times
                       Group Limited (UK), Number One Southwark Bridge, London,
                       SE1 9HL, England

                       European Finance Director, FT Interactive Data (Europe) Limited, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL, England

Fees:                  (pound)174,500 for 2000,(pound)160,000 for 2001

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 7

                           CONTINUED PARTICIPATION IN

                         THE PEARSON, INC. PENSION PLAN


Service Provider:      Pearson Inc. ("Pearson")

Service Recipient:     FT Interactive Data Corporation ("FT Interactive")

Service Description:   The actuary for The Pearson, Inc. Pension Plan (the
                       "Pension Plan") will calculate a separate minimum funding standard account for the portion of the Pension Plan which is attributable to the participation of certain FT
                       Interactive employees and will communicate such information to FT Interactive and Pearson. Pearson will make contributions to the Pension Plan trust in such amounts as directed by FT Interactive in writing or, in the absence of any such direction, in amounts equal to the required contribution, as determined by the Pension
                       Plan's actuary. At FT Interactive's election and with Pearson's consent, FT Interactive may make contributions to the Pension Plan trustee directly.

                       Pearson shall provide, or contract for, all administrative services required with respect to the continued participation by employees of FT Interactive in the Pension Plan. Such services will be provided by Pearson in its capacity as Pension Plan administrator. Such services will include, without limitation, actuarial, accounting, legal, consulting, trustee, communications, compliance and custodial services.

                       Pearson will determine the premium amounts payable to the Pension Benefit Guaranty Corporation (the "PBGC") on account of FT Interactive employees and pay to the PBGC the required amounts.

                       FT Interactive shall be provided with at least 6 months notice prior to any substantive changes in the Pension Plan so that it may adequately consider and address any impact such changes may have on its operations or employees. Further, FT Interactive will be included in all discussions regarding such changes.

Primary Contacts:      Executive Vice President - Human Resources, Pearson,
                       Inc., 1330 Avenue of the Americas, New York, NY, 10019,
                       U.S.A.

                       Director of Compensation, Benefits and HR Systems, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: Pearson will invoice FT Interactive for all contributions paid by Pearson on FT Interactive's behalf as well as for all premium amounts paid to the PBGC on FT Interactive's behalf. Pearson will calculate its fee with respect to the administrative portion of the Services by prorating the cost of the outside administrative services for which it contracts by the ratio that Pension Plan participants who are current or former employees of FT Interactive bears to the total number of Pension Plan participants at the time of invoice. Pearson will invoice FT Interactive monthly for its share of all such costs and such other fees as may be customary including, as applicable, a reasonable charge for the time of Pearson employees expended in performing the services hereunder. Each invoice will include a detailed accounting of all fees and costs.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 8

                           CONTINUED PARTICIPATION IN

                  THE PEARSON, INC. SAVINGS AND INVESTMENT PLAN

Service Provider:      Pearson, Inc. ("Pearson")

Service Recipient:     FT Interactive Data Corporation ("FT Interactive")

Service Description:   Pearson will make contributions to the accounts of FT
                       Interactive employees under The Pearson, Inc. Savings and
                       Investment Plan (the "Savings Plan") in accordance with the terms of the Savings Plan and the deferral elections of such employees. Pearson shall provide, or contract for, all administrative services required with respect to the continued participation by FT Interactive employees in the Savings Plan. Such services will be provided by Pearson in its capacity as Savings Plan administrator.
                       Such services will include, without limitation, accounting, legal, consulting, trustee, communications, compliance and custodial services.

                       FT Interactive shall be provided with at least 6 months notice prior to any substantive changes in the Savings Plan so that it may adequately consider and address any impact such changes may have on its operations or employees. Further, FT Interactive will be included in all discussions regarding such changes.

Primary Contacts:      Executive Vice President - Human Resources, Pearson,
                       Inc., 1330 Avenue of the Americas, New York, NY, 10019,
                       U.S.A.

                       Director of Compensation, Benefits and HR Systems, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: The amount of contributions paid by Pearson on FT Interactive's behalf will be billed to FT Interactive monthly.

                       Pearson will calculate its fee with respect to the administrative portion of the Services by prorating the cost of the outside administrative services for which it contracts by the ratio that Savings Plan participants who are current or former employees of FT Interactive bears to the total number of Savings Plan participants as of the invoice date. Pearson will invoice FT Interactive monthly for its share of all such costs and such other fees as may be customary including, as applicable, a reasonable charge for the time of Pearson employees expended in performing the services hereunder. Each invoice will include a detailed accounting of all fees and costs.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 9

                           CONTINUED PARTICIPATION IN

                       THE PEARSON, INC. SHARE BONUS PLAN

Service Provider:      Pearson, Inc. ("Pearson")

Service Recipient:     FT Interactive Data Corporation ("FT Interactive")

Service Description:   Pearson will make contributions to the accounts of FT
                       Interactive employees under The Pearson, Inc. Share Bonus
                       Plan (the "Share Bonus Plan") in accordance with the terms of the Share Bonus Plan. Pearson shall provide, or contract for, all administrative services required with respect to the continued participation by employees of FT
                       Interactive in the Share Bonus Plan. Such services will be provided by Pearson in its capacity as Share Bonus
                       Plan administrator. Such services will include, without limitation, accounting, legal, consulting, trustee, communications, compliance and custodial services.

                       In the event FT Interactive shall cease to continue its participation in any new Share Bonus Plans, then in such event Pearson's services will involve primarily residual record keeping of existing account balances.

                       FT Interactive shall be provided with at least 6 months notice prior to any substantive changes in the Share Bonus Plan so that it may adequately consider and address any impact such changes may have on its operations or employees. Further, FT Interactive will be included in all discussions regarding such changes.

Primary Contacts:      Executive Vice President - Human Resources, Pearson Inc.,
                       1330 Avenue of the Americas, New York, NY, 10019, U.S.A.

                       Director of Compensation, Benefits and HR Systems, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: During the applicable Service Period, the amount of contributions paid by Pearson on FT Interactive's behalf will be billed to FT Interactive monthly.

                       From February 29, 2000 - December 31, 2000, Pearson will calculate its fee with respect to the administrative portion of the Services by prorating the cost of the outside administrative services for which it contracts by the ratio that Share Bonus Plan participants who are current or former employees of FT Interactive bears to the total number of Share Bonus Plan participants as of the invoice date. In the event FT Interactive shall cease to continue its participation in any new Share Bonus

                       Plans, then in such event the costs allocated to FT Interactive shall be proportionately reduced to reflect the reduction in services provided to FT Interactive.

                       Subject to the foregoing, Pearson will invoice FT Interactive monthly for its share of all such costs and such other fees as may be customary including, as applicable, a reasonable charge for the time of Pearson employees expended in performing the services hereunder. Each invoice will include a detailed accounting of all fees and costs.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 10

                           CONTINUED PARTICIPATION IN

               THE PEARSON INC. EXCESS SAVINGS AND INVESTMENT PLAN

Service Provider:      Pearson, Inc. ("Pearson")

Service Recipient:     FT Interactive Data Corporation ("FT Interactive")

Service Description:   Pearson will make credits to the accounts of FT
                       Interactive employees under the Pearson, Inc. Excess
                       Savings and Investment Plan (the "Excess Savings Plan") in accordance with the terms of the Excess Savings Plan and will pay into the rabbi trust under the Excess
                       Savings Plan amounts equal to such credits. Pearson shall provide, or contract for, all administrative services required with respect to the continued participation by FT Interactive employees in the Excess Savings Plan. Such services will be provided by Pearson in its capacity as Excess Savings Plan administrator. Such services will include, without limitation, accounting, legal, consulting, trustee, communications, compliance and custodial services.

                       FT Interactive shall be provided with at least 6 months notice prior to any substantive changes in the Excess Savings Plan so that it may adequately consider and address any impact such changes may have on its operations or employees. Further, FT Interactive will be included in all discussions regarding such changes.

Primary Contacts:      Executive Vice President - Human Resources, Pearson,
                       Inc., 1330 Avenue of the Americas, New York, NY, 10019,
                       U.S.A.

                       Director of Compensation, Benefits and HR Systems, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: The amounts paid by Pearson into the rabbi trust on FT Interactive's behalf will be billed to FT Interactive monthly.

                       Pearson will calculate its fee with respect to the administrative portion of the Services by prorating the cost of the outside administrative services for which it contracts by the ratio that Excess Savings Plan participants who are current or former employees of FT Interactive bears to the total number of Excess Savings Plan participants as of the invoice date. Pearson will invoice FT Interactive monthly for its share of all such costs and such other fees as may be customary including, as applicable, a reasonable charge for the time of Pearson employees expended in performing the services hereunder. Each invoice will include a detailed accounting of all fees and costs.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 11

                           CONTINUED PARTICIPATION IN

                      THE PEARSON, INC. PENSION EQUITY PLAN


Service Provider:      Pearson, Inc. ("Pearson")

Service Recipient:     FT Interactive Data Corporation ("FT Interactive")

Service Description:   Pearson will credit benefit accruals for eligible
                       employees under the Pearson, Inc. Pension Equity Plan
                       (the "Pension Equity Plan") in accordance with the terms of the Pension Equity Plan and will pay into the rabbi trust under the Pension Equity Plan amounts equal to the present value of such credits. Pearson shall provide, or contract for, all administrative services required with respect to the continued participation by FT Interactive employees in the Pension Equity Plan. Such services will be provided by Pearson in its capacity as Pension Equity
                       Plan administrator. Such services will include, without limitation, actuarial, accounting, legal, consulting, trustee, communications, compliance and custodial services.

                       FT Interactive shall be provided with at least 6 months notice prior to any substantive changes in the Pension Equity Plan so that it may adequately consider and address any impact such changes may have on its operations or employees. Further, FT Interactive will be included in all discussions regarding such changes.

Primary Contacts:      Executive Vice President - Human Resources, Pearson Inc.,
                       1330 Avenue of the Americas, New York, NY, 10019, U.S.A.

                       Director of Compensation, Benefits and HR Systems, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: The amounts paid by Pearson into the rabbi trust on Interactive Data Corporation's ("Interactive") behalf will be billed to Interactive monthly to the extent required to insure that applicable funding levels are met.

                       Pearson will calculate its fee with respect to the administrative portion of the Services by prorating the cost of the outside administrative services for which it contracts by the ratio that Pension Equity Plan participants who are current or former employees of FT Interactive bears to the total number of Pension Equity Plan participants as of the invoice date. Pearson will invoice FT Interactive monthly for its share of all such costs and such other fees as may be customary including, as applicable, a reasonable charge for the time of Pearson employees expended in performing the services hereunder. Each invoice will include a detailed accounting of all fees and costs.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 12

                           CONTINUED PARTICIPATION IN

            CERTAIN WELFARE BENEFITS PLANS SPONSORED BY PEARSON, INC.


Service Provider:      Pearson Inc. ("Pearson")

Service Recipient:     FT Interactive Data Corporation ("FT Interactive")

Service Description: Pearson shall provide, or contract for, all administrative services required with respect to the continued participation by employees of FT Interactive (and their beneficiaries) in the following welfare benefit plans sponsored by Pearson:

                         1.  Pearson Medical Plan (including dental coverage)

                         2.  Pearson Life and Accident Plan

                         3.  Pearson Long-Term Disability Plan

                         4.  Pearson Vision Care Plan

                         5.  Pearson Reimbursement Accounts

                       If Pearson chooses to sponsor new or additional welfare benefit plans and FT Interactive elects to participate in such plans, Pearson shall provide services with respect to such plans to FT Interactive on substantially the same terms as set forth in this Schedule.

                       FT Interactive shall be provided with at least 6 months notice prior to any substantive changes in the above welfare benefit plans so that it may adequately consider and address any impact such changes may have on its operations or employees. Further, FT Interactive will be included in all discussions regarding such changes.

Primary Contacts:      Executive Vice President - Human Resources, Pearson Inc.,
                       1330 Avenue of the Americas, New York, NY, 10019, U.S.A.

                       Director of Compensation, Benefits and HR Systems, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: With respect to welfare benefit plan coverages which are fully insured and which are not paid for directly by FT Interactive, Pearson will calculate its fee by prorating the insurance premium cost by the ratio that participants covered by such coverages who are current or former employees of FT Interactive bears to the total number of plan participants as of the invoice date.

                       With respect to welfare benefit plan coverages which are self-insured by Pearson, Pearson will calculate its fee by separately scheduling the actual cost of claims of participants covered by such self-insured coverages who are current or former employees of FT Interactive (and their beneficiaries) as of the invoice date.

                       Pearson's fee for such services will also include a prorated portion of, as applicable and without limitation, any actuarial, accounting, legal, consulting, trustee, communications, compliance and custodial services incurred with respect to such coverages. Pearson will invoice FT Interactive monthly for its share of all such costs and such other fees as may be customary including, as applicable, a reasonable charge for the time of Pearson employees expended in performing the services hereunder. Each invoice will include a detailed accounting of all fees and costs.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 13

                           CONTINUED PARTICIPATION IN

                 THE PEARSON PLC WORLDWIDE SAVE FOR SHARES PLAN


Service Provider:      Pearson, Inc. ("Pearson")

Service Recipient:     FT Interactive Data Corporation ("FT Interactive")

Service Description:   Pearson shall provide, or contract for, all
                       administrative services required with respect to the continued participation by employees of FT Interactive in the Pearson plc Worldwide Save for Shares Plan (the
                       "Share Plan"). Such services shall include, as applicable and without limitation, any accounting, legal, consulting, stock transfer, trustee, communications, compliance and custodial services incurred with respect to such participation.

                       In the event FT Interactive shall cease to continue its participation in any new Share Bonus Plans, then in such event Pearson's services will involve primarily residual record keeping of existing account balances.

Primary Contacts:      Executive Vice President - Human Resources, Pearson Inc.,
                       1330 Avenue of the Americas, New York, NY, 10019, U.S.A.

                       Director of Compensation, Benefits and HR Systems, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: For the periods during which FT Interactive actively participates in the Share Plan, Pearson will calculate its fee with respect to the services by prorating the cost of the outside administrative services for which it contracts by the ratio that Share Plan participants who are current or former employees of FT Interactive bears to the total number of Share Plan participants as of the invoice date. In the event FT Interactive shall cease to continue its participation in any new Share Bonus Plans, then in such event the costs allocated to FT Interactive shall be proportionately reduced to reflect the reduction in services provided to FT Interactive

                       Subject to the foregoing, Pearson will invoice FT Interactive monthly for its share of all such costs and such other fees as may be customary including, as applicable, a reasonable charge for the time of Pearson employees expended in performing the services hereunder Each invoice will include a detailed accounting of all fees and costs.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 14

                           CONTINUED PARTICIPATION IN

                         THE PEARSON PROFIT SHARING PLAN


Service Provider:      Pearson, Inc. ("Pearson")

Service Recipient:     FT Interactive Data Corporation ("FT Interactive")

Service Description:   For the periods during which FT Interactive actively
                       participates in the Pearson Profit Sharing Plan (the
                       "Profit Sharing Plan"), Pearson shall pay, in accordance with the terms of the Profit Sharing Plan, all benefits provided thereunder on behalf of employees of FT
                       Interactive. In addition, Pearson shall provide, or contract for, all administrative services required with respect to the continued participation by employees of FT
                       Interactive in the Pearson Profit Sharing Plan. Such services will include, as applicable and without limitation, a prorated portion of any accounting, legal, consulting, trustee, communications, compliance and custodial services. Primary Contacts: Executive Vice
                       President - Human Resources, Pearson Inc., 1330 Avenue of the Americas, New York, NY, 10019, U.S.A.

                       Director of Compensation, Benefits and HR Systems, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: The amounts paid by Pearson on FT Interactive's behalf will be billed to FT Interactive monthly. Pearson's fee for such services will also include a prorated portion of the administrative services incurred with respect to such participation; commencing January 1, 2001, the costs allocated to FT Interactive shall be proportionately reduced to reflect the reduction in services provided to FT Interactive.

                       Pearson will invoice FT Interactive monthly for its share of all such costs and such other fees as may be customary including, as applicable, a reasonable charge for the time of Pearson employees expended in performing the services hereunder. Each invoice will include a detailed accounting of all fees and costs.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 15

                           CONTINUED PARTICIPATION IN

                      CERTAIN U.K. EMPLOYEE BENEFIT SCHEMES


Service Provider:      Pearson plc ("Pearson")

Service Recipient:     Interactive Data Corporation ("Interactive")

Service Description:   Pearson will pay, on behalf of Interactive, all
                       contribution and administrative costs relating to the continued participation by employees of FT Interactive
                       Data Corporation ("FT Interactive") and its subsidiaries
                       (and their beneficiaries, if applicable) under the following schemes:

                         1.  UK Money Matters Scheme

                         2.  UK Employment Scheme

                         3.  UK Health and Welfare Scheme

                         4.  UK Shares Option Scheme

                         5.  UK Cars Scheme

                         6.  The Pearson Group Pension Plan

                         7.  UK Bonus Schemes

                         8.  UK Policies and Procedures Scheme

                       FT Interactive shall be provided with at least 6 months notice prior to any substantive changes in the above schemes so that it may adequately consider and address any impact such changes may have on its operations or employees. Further, FT Interactive will be included in all discussions regarding such changes.

Primary Contacts:      Human Resources Manager, Pearson plc, 80 Strand, London,
                       W1X 1LE, England

                       Human Resources Manager (Europe), Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: The amounts paid by Pearson on Interactive's behalf with respect to such services will be billed to Interactive monthly. Pearson's fee for such services will also include a prorated portion of the administrative services incurred with respect to such customary including, as applicable, a reasonable charge for the time of Pearson employees expended in performing the services hereunder. Each invoice will include a detailed accounting of all fees and costs.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                  SCHEDULE 16

                                 DATA SERVICES

Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     The Financial Times Ltd. ("FT")

Service Description:   FT Interactive (Europe) will provide FT with the
                       following data services, to be used to compile the financial and statistical content of the Financial Times newspaper:

                         1.  Provide London share prices and related data

                         2. Provide various tables (e.g., indices, actives, movers, highs and lows, those with data supplied by LIFFE and FTSE International)

                         3.  Provide world stock market prices and related data

                         4.  Provide commodities tables

                         5.  Provide foreign exchange tables

                         6.  Provide Euro market tables

Primary Contacts:      Managing Director, FT Interactive Data (Europe) Limited,
                       Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL,
                       England

                       Finance Director, The Financial Times Ltd. Number One Southwark Bridge, London, SE1 9HL, England

Fees:                  (pound)440,000 per year (subject to review in 2001)

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      One year
Termination:

                                   SCHEDULE 17

                         FINANCIAL ACCOUNTING SERVICES

Service Provider:      Financial Times Group Limited (UK) ("FT")

Service Recipient:     FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Description:   FT will provide FT Interactive (Europe) with the
                       following financial accounting services:

                         1.  Cashiering Services

                             (a)  Banking

                                  (i) Checks and cash received will be written up into banking deposit book

                                  (ii) Cashier will ensure that all checks and cash and banked within 24 hours of receipt

                             (b)  Reconciling and Posting

                                  (i)   Reconcile BACS remittance advice
                                        received in post to bank statement
                                        daily; pass all details to sales ledger
                                        each day

                                  (ii)  Reconcile Direct Debits per the bank
                                        statement to nominal ledger and pass
                                        details to purchase ledger each day

                                  (iii) Transmit weekly all PDQI payment
                                        requests and pass all information to
                                        sales ledger when monies are received

                                  (iv) Using electronic statements printed from Hexagon (once Hexagon is in place), post all electronic receipts to relevant accounts daily

                                  (v)   Reconcile all bank accounts weekly and
                                        inform all relevant parties by email of
                                        any outstanding amounts

                             (c) Queries: Liaise with Midland Bank regarding any queries that arise on bank statements

                             (d) Purchase Foreign Currency: Receive approved paperwork from managers requesting foreign for trips abroad and ensure that they receive funds on time

                         2.  Monthly Financial Reporting

                             (a)  Fixed assets reviewed and analyzed

                                  (i) Agree fixed assets posted to Sun to the nominal ledger and post differences

                                  (ii) Run monthly depreciation based on group policy

                                  (iii) Prepare all journals relating to
                                        disposals and inter-company transfers of fixed assets

                                  (iv)  Prepare all fixed assets tax analysis
                                        and financial reporting schedules for
                                        year end

                                  (v)   Provide ad hoc information as and when
                                        requested

                             (b)  Staff Season Ticket Loans and Personal Loans

                                  (i)   Provide details of new employee season
                                        ticket loans and personal loans

                                  (ii)  Update the loan balances

                                  (iii) Reconcile the normal ledger to the
                                        balance advised by PBS posting
                                        adjustments as required

                                  (iv)  Query employee loans appearing as
                                        reconciling items for more than one
                                        month with PBS and make adjustments

                             (c)  Inter-company Balances Reconciled

                                  (i)   Reconcile monthly all inter-company
                                        balances between all group companies and FT Interactive (Europe)

                                  (ii)  Notify management accountants of any
                                        unresolved or disputed balances and
                                        journal any necessary adjustments

                                  (iii) Complete the inter-company matrix and
                                        send directly to FT Interactive Data
                                        Corporation

                             (d)  Interface Payroll with Sun Ledgers

                                  (i)   Download payroll disk into FT
                                        Interactive (Europe) Sun ledger monthly

                                  (ii) Allocate FT Interactive (Europe) payroll costs to ledger expense account and cost centres

                         3.  Taxation Support

                             (a)  Advise of relevant tax developments

                             (b) Prepare VAT returns and submit to Customs and Excise by reporting date

                             (c) Taxation query helpline for specific tax guidance; available for issues of principle (e.g., interpretation of changes to tax legislation) rather than routine inquiries

                                  (e.g., VAT charge on an invoice)

                             (d) Prepare annual PSA return and submit it to Inland Revenue

                             (e) Prepare annual corporation tax return and submit it to Inland Revenue

                             (f)  Coordinate and calculate quarterly CTSA
                                  installments

                             (g) Respond to queries raised by HM Inspector of Taxes

                             (h)  Transfer pricing: Provide guidance and
                                  direction for the establishment of written contracts to support arms-length trading with overseas companies

                         4.  Company Secretarial

Primary Contacts:      Director of Group Accounting Services, Financial Times
                       Group Limited (UK), Number One Southwark Bridge, London,
                       SE1 9HL, England

                       European Finance Director, FT Interactive Data (Europe) Limited, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL, England

Fees:                  (pound)113,000 for 2000,(pound)110,000 for 2001

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 18

                         GENERAL ADMINISTRATIVE SERVICES


Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     Financial Times Information Limited ("FT")

Service Description:   FT Interactive (Europe) will provide FT with the
                       following general administration services:

                         1.  Company cars

                         2.  Mobile phones

                         3.  Post room

                         4.  Domestic and international couriers

                         5.  Copy prep and printing

                         6.  Information technology equipment purchasing

                         7.  Stationery

Primary Contacts:      European Finance Director, FT Interactive Data (Europe)
                       Limited, Fitzroy House, 13-17 Epworth Street, London,
                       EC2A 4DL, England

                       Finance Director, Financial Times Information Limited, Number One Southwark Bridge, London, SE1 9HL, England

Fees:                  (pound)37,000 per year

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 19

                           INSURANCE COVERAGE SERVICES


Service Provider:      Pearson plc ("Pearson")

Service Recipient:     Interactive Data Corporation ("Interactive")

Service Description:   Pearson will cause Interactive and its subsidiaries to be
                       covered by the following insurance policies:

                         1. Material Damage, Business Interruption and Marine Cargo - Ace

                       Insurance Policy Number 96UK146131.A

                         2. UK Terrorism - Ace Insurance & Pool Re Policy Number 96UK146131.A

                         3. California Earthquake - Lloyd's Policy Number 551/J8X0274

                         4. Public and Products Liability, Special Liabilities (Financial Loss, Libel and Slander, Professional Indemnity, Media Special Perils) - Ace Insurance Policy Number 96UK146131.A

                         5. Excess Liability - Chubb Policy Number 79760529; Star Excess Policy Number 5553911

                         6. UK Employer's Liability - Ace Insurance Policy Number 96UK146131.A; AIG Policy Number 32007231

                         7. UK Automobile - Zurich Insurance Policy Number 16/007025/8096007/MY

                         8. US Workers Compensation & Automobile - Ace Insurance Policy Number C4 28 31 33 5 (Workers Compensation) and Policy Number H07679877; Spear Insurance Policy Number 1-10012-00

                         9.  Crime - Ace Insurance Policy Number 96UK146131.A

                         10. UK Money - Eagle Star Policy Number 51437424/1

                         11. UK Personal Accident and Travel - Spear Insurance
                             Policy Number 1-10010-00

                         12. Directors and Officers Liability - Chubb Insurance
                             Policy Number 81425369C; AIG Policy Number
                             33002471; Encon Underwriting Policy Number
                             D0003747; Spear Insurance Policy Number 1-10009-00; for 2000/2001 capped at the 1999/2000 DBC D&O premium of $135,000

                         13. US Fiduciary Liability - Federal Policy Number
                             8095-69-63H and ERISA Bond - Federal Policy Number 8127-53-57C

                       Note that the description, insurer and policy number of the above may vary from time to time.

Primary Contacts:      Group Insurance Manager, Pearson plc, 80 Strand, London,
                       W1X 1LE, England

                       Chief Financial Officer, Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: Costs will be allocated to Interactive on the following basis:

                         1. Material Damage, Business Interruption and Marine Cargo - property and sales values

                         2.  UK Terrorism - property and sales values

                         3.  California Earthquake - property and sales values

                         4.  Public and Products Liability, Special Liabilities
                             - sales values

                         5.  Excess Liability - sales values

                         6. UK Employer's Liability - employee numbers and payroll

                         7.  UK Automobile - vehicle numbers

                         8. US Workers Compensation & Automobile- payroll (workers compensation) and vehicle numbers (automobile)

                         9.  Crime - employee numbers

                         10. UK Money - sales values

                         11. UK Personal Accident and Travel - employee numbers

                         12. Directors and Officers Liability - for 2000/2001
                             capped at the 1999/2000 Interactive Data
                             Corporation D&O premium (i.e., $135,800)

                         13. Fiduciary Liability and ERISA Bond 1999/2000 -
                             employee numbers

                       The costs allocated to Interactive will also include a prorated administration fee in respect of Interactive's participation in the services covered by this Schedule.

                       Note that claims history will also be factored in to any premium allocations.

                       In addition, Interactive will meet the cost of any risk management services provided to Interactive by Ace Insurance (e.g., property or workers compensation loss control surveys) or such similar risk management service provider and will also pay a reasonable contribution towards insurance broking fees incurred by Pearson for placing and handling the above insurance covers.

Policy Deductibles:    Interactive will be responsible for insurance policy
                       deductibles arising from Interactive's insurance claims made under the above policies. Interactive's responsibility for policy deductibles shall continue for
                       (a) claims still outstanding at the termination of Insurance Coverage Services under this Agreement and (b) claims that are submitted to insurers after the termination of Insurance Coverage Services under this Agreement.

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      Interactive may terminate the Insurance Coverage Services
Termination:           on May 31, 2001 and annually thereafter on May 31
                       provided that 60 days' notice is provided to Pearson's
                       Group Insurance Manager.

                       Pearson may terminate the Insurance Coverage Services on 180 days' notice to Interactive.

                                   SCHEDULE 20

                          INTERACTIVEDATA.COM SERVICES


Service Provider:      FT Interactive Data Corporation ("FT Interactive")

Service Recipients:    The Financial Times Ltd. ("FT") - two accounts; Pearson
                       plc ("Pearson") - two accounts

Service Description:   FT Interactive will provide FT and Pearson with general
                       access to the basic data selection offered by InteractiveData.com.

Primary Contacts:      Vice President, North American Business Lines, FT
                       Interactive Data Corporation, 22 Crosby Drive, Bedford,
                       MA 01730, U.S.A.

                       Product Manager, The Financial Times Ltd., Number One Southwark Bridge, London, SE1 9HL, England

                       Business Development Executive, Pearson plc, 80 Strand, London, W1X 1LE, England

Fees: $4,000 per account per year for normal services; $16,000 total per year

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      90 days
Termination:

                                   SCHEDULE 21

                         MISCELLANEOUS INTERNET SERVICES

Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     Pearson plc ("Pearson")

Service Description:   FT Interactive (Europe) will provide Pearson with the
                       following services:

                         1.  Wallboard

                         2.  Hosting Pearsonville.com website

Primary Contacts:      Production Director, FT Interactive Data (Europe)
                       Limited, Fitzroy House, 13-17 Epworth Street, London,
                       EC2A 4DL, England

                       Webmaster, Pearson plc, 80 Strand, London, W1X 1LE,
                       England

Fees:                  (pound)6,000 per year

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      90 Days
Termination:

                                   SCHEDULE 22

                                PAYROLL SERVICES

Service Provider:      Financial Times Group Limited (UK) ("FT")

Service Recipient:     FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Description:   FT will provide FT Interactive (Europe) with the
                       following payroll services:

                         1.  Payroll processing

                             (a) Monthly payment of BACS payments directly to all UK payroll employees

                             (b) Payment of BACS payments to UK employees made outside of payroll timing

                             (c)  BACS cancellations

                             (d) Payment of BACS/Hexagon payments to non-UK based employees into one of two specified bank accounts

                             (e) Correction of incorrect payments made to employees as a result of RSC error in processing of payroll

                             (f)  Correction of late payments to employees

                             (g) Production and distribution of payslips to each employee as required

                             (h)  Payment to third parties (e.g., Inland
                                  Revenue, SAYE providers) as required

                             (i) Provision of standard pension reports and appropriate payment due to Pearson plc Pension Department

                             (j) Provision of payroll reports both manually and electronically in format compatible with Sun accounting system

                         2.  Reports

                             (a)  Preparation of Standard Year End Reports
                                  (P11d)

                             (b) Preparation of Standard Year End Reports (P14, P35, P60, Class a NIC's)

                             (c) Preparation of ad-hoc reports requested by Financial Times

                         3.  Queries

                             (a) Respond to queries related to tax, statutory compliance and other legislative issues

                             (b)  Respond to general payroll queries Primary
                                  Contacts: Director of Group Accounting
                                  Services, Financial Times Group Limited (UK), Number One Southwark Bridge, London, SE1 9HL, England

                       European Finance Director, FT Interactive Data (Europe) Limited, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL, England

Fees:                  (pound)42,000 per year

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 23

                PRODUCTION INFORMATION TECHNOLOGY SERVICES - FTEP

Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     Financial Times Information Limited ("FTI")

Service Description:   FT Interactive (Europe) will provide FTI with the
                       following resources and support services:

                         1. Tandem, mainframe and UNIX programming and administration

                         2.  Oracle DBA

                         3.  Technical helpdesk

                         4.  Data Centre bank-up and support

                         5.  LAN and WAN services

Primary Contacts:      Production Director, FT Interactive Data (Europe)
                       Limited, Fitzroy House, 13-17 Epworth Street, London,
                       EC2A 4DL, England

                       Finance Director, Financial Times Information Limited, Number One Southwark Bridge, London, SE1 9HL, England

Fees:                  (pound)3.52 million per year

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      N/A
Termination:

                                   SCHEDULE 24

            PRODUCTION INFORMATION TECHNOLOGY SERVICES - FT NEWSPAPER


Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     Financial Times Group Limited (UK) ("FT")

Service Description:   FT Interactive (Europe) will provide FT with the
                       following production information technology services for the Financial Times newspaper:

                         1. Technical LAN support to enable all incoming and outgoing internet email to and from any email address which ends "@ft.com"

                         2. Technical services enabling internet names to be translated into the DNS code required to find the website

Primary Contacts:      Production Director, FT Interactive Data (Europe)
                       Limited, Fitzroy House, 13-17 Epworth Street, London,
                       EC2A 4DL, England

                       IT Director, The Financial Times Group Ltd., Number One Southwark Bridge, London, SE1 9HL, England

Fees:                  (pound)40,000 per year

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      90 days
Termination:

                                   SCHEDULE 25

        PRODUCTION INFORMATION TECHNOLOGY SERVICES - FT PERSONAL FINANCE


Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     Financial Times Information Limited ("FT")

Service Description:   FT Interactive (Europe) will provide FT with general LAN
                       support services, such as servers, desktop services and applications for FT Personal Finance.

Primary Contacts:      European Finance Director, FT Interactive Data (Europe)
                       Limited, Fitzroy House, 13-17 Epworth Street, London,
                       EC2A 4DL, England

                       Finance Director, Financial Times Information Limited, One Poultry, EC2R 8FT, London, England

Fees:                  (pound)30,000 per year

Service Period:        Ends on December 31, 2000

Notice Period for      N/A
Termination:

                                   SCHEDULE 26

                               PURCHASING SERVICES


Service Provider:      Pearson, Inc. ("Pearson")

Service Recipient:     Interactive Data Corporation ("Interactive")

Service Description:   Pearson will allow Interactive to benefit from group
                       purchasing contracts Pearson has entered into with certain vendors (e.g., Xerox, IBM, Carson Wagonlit)

Primary Contacts:      Vice President, Purchasing, Pearson, Inc., 1330 Avenue of
                       the Americas, New York, NY, 10019, U.S.A.

                       Manager of Administration, Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees:                  No charge

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      One year
Termination:

                                   SCHEDULE 27

                         RESOURCES AND SUPPORT SERVICES


Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     The Financial Times Limited ("FT")

Service Description:   FT Interactive (Europe) will provide FT with the
                       following resources and support services:

                         1. Two developers supporting current HP funds system (FT Stats)

                         2.  Development of a new SICKLE system

Primary Contacts:      Development Director, FT Interactive Data (Europe)
                       Limited, Fitzroy House, 13-17 Epworth Street, London,
                       EC2A 4DL, England

                       IT Director, The Financial Times Limited (UK), Number One Southwark Bridge, London, SE1 9HL, England

Fees: (pound)96,000 per year (subject to review in 2001 in conjunction with Data Services - Schedule 16

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      One year
Termination:

                                   SCHEDULE 28

                          SALES ADMINISTRATION SERVICES


Service Provider:      Financial Times Group Limited (UK) ("FT")

Service Recipient:     FT Interactive Financial Limited ("FT Interactive")

Service Description:   FT will provide FT Interactive (Europe) with the
                       following sales administration services:

                         1.  Billing of FT Interactive (Europe) products

                         2.  New Contracts

                             (a)  Set up new contracts and advise Sales
                                  Department as appropriate

                             (b)  Business acquisitions which may involve
                                  setting up large numbers of new accounts will be processed according to any specific timetable and procedures agreed upon at the time of the acquisition

                         3.  Contract Amendments

                             (a)  Process and confirm to Sales Department
                                  properly advised amendments as appropriate

                             (b)  Clarification will be sought from the
                                  originator in the event of any incomplete or unclear requests

                         4.  Credit Note Requests

                             (a) Process properly completed and authorized requests

                             (b)  Incomplete or insufficiently authorized
                                  requests will be returned to the originator for clarification

                         5.  Process queries

                             (a)  Process and resolve customer inquiries
                                  directly when possible

                             (b) Where input from Sales Department is required, pass details to appropriate person

                             (c) Process inquiries from FT Interactive (Europe) accountants

                         6. Process manual invoices throughout the course of each month

                         7.  Reports

                             (a) Check monthly implementation report to ensure that all valid contracts have been set up and billed

                             (b) Check Sutos report from production against billing system

Primary Contacts:      Director of Group Accounting Services, Financial Times
                       Group Accounting Services, Financial Times Group Limited
                       (UK), Number One Southwark Bridge, London, SE1 9HL,
                       England

                       European Finance Director, FT Interactive Data (Europe) Limited, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL, England

Fees:                  (pound)113,000 for 2000,(pound)109,000 for 2001

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      One year
Termination:

                                   SCHEDULE 29

                    SALES LEDGER AND CREDIT CONTROL SERVICES


Service Provider:      Financial Times Group Limited (UK) ("FT")

Service Recipient:     FT Interactive Financial Limited ("FT Interactive
                       (Europe)")

Service Description:   FT will provide FT Interactive (Europe) with the
                       following sales ledger and credit control services:

                         1.  Cash Allocation

                             (a)  Process on the sales ledger all cash receipts

                                  (i) Process and allocate to the appropriate sales debtor all payment receipts as supplied by the cashier's office within 48 hours (but always 100% by month-end close), to include accounting entries for bank charges and any exchange differences

                             (b)  Control and reconcile unallocated cash account

                                  (i)   Reconcile debtor suspense and ensure
                                        balance is zero at the end of each month

                                  (ii) Reconcile unallocated cash on a regular basis and ensure balance remains below "20,000

                                  (iii) Inform FT Interactive (Europe)
                                        controllers when unidentified cash is
                                        received

                         2.  Credit control

                             (a) Allocate two full-time credit controllers for the credit control of FT Interactive (Europe)

                             (b)  Debtor Statements

                                  (i)   Produce debtor statements and post to
                                        clients within two days of month-end
                                        close

                                  (ii) Sort, identify and hold back any queried items

                             (c)  Debt Chasing

                                  (i)   Contact accounts greater
                                        than(pound)1,000 that fall due for
                                        payments

                                  (ii)  All overdue accounts to be subject to
                                        debt chasing, apart from queried items

                                  (iii) Send reminder letter in accordance with
                                        the automatic reminder cycle set up in
                                        Sun

                                  (iv)  Send final demand five days after
                                        statements
                                        have been sent in the following month

                                  (v) Refer debt to agreed third party agents after discussion with appropriate Sales Department personnel

                                  (vi)  Provide monthly summary of debts
                                        referred to debt collectors and monthly
                                        charge

                         3.  Reports

                             (a)  Cash Spreadsheet

                                  (i)   Update cash spreadsheet daily for all
                                        cash receipts posted to the sales ledger

                                  (ii)  Ensure that cash spreadsheet is
                                        distributed to credit controllers on a
                                        daily basis and to FT Interactive
                                        (Europe) management on a weekly basis

                             (b)  Aged Analysis

                                  (i)   Run aged analysis report following
                                        month-end closure and produce a DSO
                                        figure for sales debtors in line with
                                        Group reporting deadline (eight working
                                        days)

                                  (ii)  Agree an acceptable level of DSOs and
                                        ensure that this level is reached and
                                        maintained

                                  (iii) Report information to FT Interactive
                                        (Europe) as above within eight working
                                        days

                             (c)  Monthly Debtors Report: Provide monthly
                                  debtor's report within eight working days of receipt of final monthly figures

                         4.  Queries

                             (a)  Client Queries

                                  (i) Resolve client queries within five days when possible

                                  (ii)  Ensure all customer queries requiring
                                        input from Sales Department are passed
                                        to FT Interactive (Europe) on the day of receipt

                             (b)  Liaise with FT Interactive (Europe) and
                                  Creditors: Provide debtors with any necessary documentation to resolve queries and liaise with FT Interactive (Europe) as required

Primary Contacts:      Director of Group Accounting Services, Financial Times
                       Group Limited (UK), Number One Southwark Bridge, London,
                       SE1

                       9HL, England

                       European Finance Director, FT Interactive Data (Europe) Limited, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL, England

Fees:                  (pound)104,000 for 2000,(pound)99,000 for 2001

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      One year
Termination:

                                   SCHEDULE 30

                                  SVS SERVICES


Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     The Financial Times Ltd. ("FT")

Service Description:   FT Interactive (Europe) will provide FT with the
                       following SVS services:

                         1.  FT Cityline

                         2.  Wallboard

Primary Contacts:      Managing Director, FT Interactive Data (Europe) Limited,
                       Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL,
                       England

                       Director, Partnership Publishing, The Financial Times Ltd., Number One Southwark Bridge, London, SE1 9HL, England

Fees:                  (pound)70,000 per year

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      90 Days
Termination:

                                   SCHEDULE 31

                                  TAX SERVICES


Service Provider:      Pearson, Inc. ("Pearson")

Service Recipients:    Interactive Data Corporation ("Interactive") and its
                       subsidiaries

Service Description:   Pearson will provide Interactive and its subsidiaries
                       with the following tax services:

                         1.  Provide tax compliance services - US and UK

                         2.  Provide audit assistance - US and UK

                         3. Provide tax advisory and tax planning services as required - US and UK

                         4. Provide tax accounting and financial reporting services

                         5. Advise and assist with respect to mergers and acquisitions as required

                         6. Advise and assist with international tax issues relating to US ownership of foreign companies (e.g., 1118's, 5471 subpart F income)

Primary Contacts:      Primary Contacts:

                       Vice President of Taxation, Pearson, Inc., 1330 Avenue of the Americas, New York, NY, 10019, U.S.A.

                       Tax Director, Interactive Data Corporation, 100 Executive Drive, Suite 335, West Orange, NJ 07052

                       Senior Vice President - Finance and Administration, FT Interactive Data Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: Muller Data Corporation - $70,000 plus reasonable expenses per tax year or pro-rated portion thereof in the event Muller merges into FT Interactive Data Corporation.

                       FT Interactive Data Corporation - $70,000 plus reasonable expenses per tax year, increased to $87,000 plus reasonable expenses per tax year following the merger of FT Interactive Data Corporation and Muller Data Corporation

                       Tax examination support for US tax authorities - 70% of the net standard fee charged to Pearson by PricewaterhouseCoopers LLP

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      By mutual agreement.
Termination:

                                   SCHEDULE 32

                        TRADEMARK ADMINISTRATION SERVICES


Service Provider:      Financial Times Group Limited (UK) ("FT")

Service Recipient:     FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Description:   FT will provide FT Interactive (Europe) with trademark
                       administration services for the trademarks used by FT
                       Interactive (Europe).

Primary Contacts:      Company Secretary, Financial Times Group Limited (UK),
                       Number One Southwark Bridge, London, SE1 9HL, England

                       Company Secretary, FT Interactive Data (Europe) Limited, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL, England

Fees: (pound)2,000 for 2000,(pound)28,000 for 2001 (subject to review)

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      180 days
Termination:

                                   SCHEDULE 33

                                DATABASE SERVICES


Service Provider:      FT Interactive Data (Europe) Limited ("FT Interactive
                       (Europe)")

Service Recipient:     FT.com

Service Description:   FT Interactive (Europe) will provide FT.com with access
                       to the FTS View Facility and to Securities Alert files to enable FT.com to match company news stories with home quote ticker codes.

Primary Contacts:      Business Manager, FT Interactive Data (Europe) Limited,
                       Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL,
                       England

                       Finance Director, FT.com, One Poultry, EC2R 8FT, London, England

Fees: For FTS View access:(pound)4,000 per annum ((pound)333.33 per month) for 3 user Ids; (pound)10.80 per hour connection fee

                       For Securities Alert access:(pound)2.00 per security per annum (assuming volume of approximately 10,000 securities)

Service Period:        Commencing February 29, 2000 and continuing thereafter
                       until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for      90 days
Termination: